UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8,  2017

pdvWireless, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On May 8, 2017, the Board of Directors (the “Board”) of pdvWireless, Inc. (the “Company”), based on the recommendation of the Board’s Nominating and Corporate Governance Committee, authorized and approved (i) an increase in the number of members of the Board from seven to eight members and (ii) the appointment of Mark Hennessy as a member of the Board, effective immediately.  The Company issued a press release announcing the appointment of Mr. Hennessy.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

The Company’s non-employee director compensation program for fiscal 2017 provides for an annual cash retainer of $50,000 for service on the Board, payable in four equal quarterly installments, and on a pro-rata basis for service during any portion of a quarter.  Additionally, the Company’s non-employee director compensation program provides for an annual grant of Restricted Stock Awards.  Under this program, Mr. Hennessy received a Restricted Stock Award in the amount of 1,410 shares of the Company’s common stock based on the Company’s closing stock price on May 8, 2017 (the “Restricted Stock Award”).  The Restricted Stock Award will vest on the earlier of May 8, 2018 or the 2017 annual meeting of stockholders, subject to accelerated vesting in the event of a change of control. The Restricted Stock Award is subject to the terms and conditions of the Company’s 2014 Stock Plan and a Restricted Stock Award Agreement in the form previously approved by the Board for issuance to the Company’s non-employee directors. The Company’s form of Non-Employee Director Restricted Stock Award Agreement was filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2016 as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2015 and is incorporated herein by reference.

The Company also entered into an Indemnification Agreement with Mr. Hennessy. The Indemnification Agreement provides for indemnification and advancement of litigation and other expenses to Mr. Hennessy to the fullest extent permitted by law for claims relating to his service to the Company or its subsidiaries. The Company’s form of indemnification agreement was filed with the SEC on December 19, 2014 as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 and is incorporated herein by reference.

There are no family relationships between Mr. Hennessy and any of the Company’s directors or executive officers and Mr. Hennessy does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There were no arrangements or understandings by which Mr. Hennessy was named a director.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Augu
Exhibit No.	Description

99.1	Press Release issued by the Company on May 8, 2017 announcing the appointment of Mark Hennessy to the Board of Directors.
10.1

Form of Non-Employee Restricted Award Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2015 filed with the Securities and Exchange Commission on February 16, 2016).

10.2

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 19, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

pdvWireless, Inc.

Date: May 8, 2017	/s/ John C. Pescatore
John C. Pescatore
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on May 8, 2017 announcing the appointment of Mark Hennessy to the Board of Directors.
10.1

Form of Non-Employee Director Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2015 filed with the Securities and Exchange Commission on February 16, 2016).

10.2

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 19, 2014).